UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2022

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

At Market Issuance Sales Agreement

On September 2, 2022, Ra Medical Systems, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”). Under the Agreement, the Company may offer and sell its common stock, par value $0.0001 per share, from time to time having an aggregate offering price of up to $7,600,000 (the “Shares”) during the term of the Agreement through Ladenburg. The Company has filed a prospectus supplement relating to the offer and sale of the Shares pursuant to the Agreement. The Shares will be issued pursuant to the Company’s previously filed and effective Registration Statement on Form S-3 (File No. 333-252432), which was initially filed with the Securities and Exchange Commission on January 26, 2021 and declared effective on February 4, 2021. The Company intends to use the net proceeds from the offering, if any, to pursue consummation of a merger with Catheter Precision, Inc. (the “Merger”), to continue follow-up on subjects enrolled in its clinical study and for capital expenditures and working capital. Although the Company continues to pursue the Merger, it cannot provide any assurance that it will effect the Merger, or if it is able to consummate such a Merger, that the intended benefits of the Merger will be fully realized.  Further, the terms of the proposed Merger currently remain under negotiation, and the Company expects that there will be deviations from the terms contained in the term sheet previously disclosed in its periodic reports, in the event that it is able to successfully negotiate a definitive agreement.

The Company is not obligated to sell any Shares pursuant to the Agreement. Subject to the terms and conditions of the Agreement, Ladenburg will use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of the NYSE American LLC (the “NYSE American” or the “Exchange”), to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions the Company may impose.

Under the Agreement, Ladenburg may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations thereunder, including, without limitation, sales made directly on or through the NYSE American, on or through any other existing trading market for the Shares or to or through a market maker. If expressly authorized by the Company and the rules of the NYSE American, Ladenburg may also sell Shares in negotiated transactions.

The Agreement will terminate upon the earlier of (i) the issuance and sale of all of the Shares through Ladenburg on the terms and subject to the conditions set forth in the Agreement or (ii) termination of the Agreement as otherwise permitted thereby. The Agreement may be terminated at any time by either party upon ten days’ prior notice, or by Ladenburg at any time in certain circumstances, including the occurrence of a material adverse effect on the Company.

The Company has agreed to pay Ladenburg a commission equal to 3.0% of aggregate gross proceeds that the Company receives from each sale of its shares of common stock and has agreed to provide Ladenburg with customary indemnification and contribution rights.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of the Agreement and in the context of the specific relationship between the parties. The provisions of the Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

The opinion of the Company’s counsel regarding the validity of the Shares that may be issued pursuant to the Agreement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.05. Costs Associated with Exit or Disposal Activities.

As previously disclosed, on June 6, 2022, the Company initiated a reduction in force (the “Reduction”), in which approximately 65% of the Company’s full time employees were immediately terminated, effective June 6, 2022, and the Board of Directors (the “Board”) would continue to monitor the Company’s near-term personnel needs.  On September 2, 2022, the Company completed the Reduction, pursuant to which an additional 20% of the Company’s employees were terminated, with effective dates ranging from August 1, 2022 to September 2, 2022.  As of September 2, 2022, the Company had retained 9 full-time employees.  The purpose of the Reduction, which was approved by the Board on June 3, 2022, was to preserve capital with the goal of maximizing the opportunities available to the Company in furtherance of the Board’s review of strategic alternatives.

The total costs related to the Reduction incurred by the Company have been approximately $741,000 and it is estimated that they will total $3,000 in future cash outlays, each primarily related to severance and retention costs as well as related expenses, which the Company has recorded in the second and third quarter of 2022.

The Company may incur additional expenses not currently contemplated due to events associated with the Reduction and/or the Merger or other strategic alternatives.  The charges that the Company expects to incur in connection with the Reduction are estimates and subject to a number of assumptions, and actual results may differ materially.

This Item 2.05 contains forward-looking statements that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward looking statements are statements that are not historical facts. Words such as “expects,” “believes,” “will,” “may,” “anticipates,” “intends,” “plans,” “estimates,” “seek,” “predict,” “project,” “potential” or the negatives of these terms or variations of them or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the anticipated benefits of the Reduction, the anticipated timing and details of the reduction in workforce and expected charges and costs associated with the reduction in workforce that we expect to incur. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management, and are subject to a number of risks and uncertainties. Factors that could cause actual results to differ materially from current expectations include possible changes in the expected costs and charges associated with the Reduction, and risks associated with our ability to achieve the expected benefits of the Reduction and realignment of our resources. Additionally, these forward-looking statements should be considered in conjunction with the cautionary statements and risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and our other filings filed from time to time with the Securities and Exchange Commission. We do not assume any obligation to update any forward-looking statement, except as required by law.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued

On August 31, 2022, the Company received a deficiency letter (the “Letter”) from the NYSE American indicating that the Company is not in compliance with the NYSE American continued listing standards set forth in Section 1003(f)(v) of the NYSE American Company Guide because its shares of common stock have been selling for a substantial period of time at a low price per share, which NYSE American determined to be a 30 trading day average price of less than $0.20 per share. The Letter has no immediate effect on the listing or trading of the Company’s common stock and the common stock will continue to trade on the NYSE American under the symbol “RMED,” although a “below compliance” indicator will be appended to the Company’s ticker symbol during the period that it is out of compliance. Additionally, the Letter does not result in the immediate delisting of the Company’s common stock from the NYSE American.

Pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the NYSE American staff determined that the Company’s continued listing is predicated on it demonstrating sustained price improvement within a reasonable period of time or effecting a reverse stock split of its common stock, which the staff determined to be no later than February 28, 2023. The Letter further stated that as a result of the foregoing, the Company has become subject to the procedures and requirements of Section 1009 of the NYSE American Company Guide, which could, among other things, result in the initiation of delisting proceedings, unless the Company cures the deficiency in a timely manner. The Company intends to regain compliance with the NYSE American’s continued listing standards by undertaking a measure or measures that are for the best interests of the Company and its stockholders, including a potential reverse stock split, if approved by the Company’s shareholders.  As previously reported, a reverse stock split is on the agenda for the Company’s special meeting currently scheduled for September 20, 2022.

The Company intends to closely monitor the price of its common stock, including following the currently planned reverse stock split, and continue to consider available options if its common stock does not trade at a consistent level likely to result in the Company regaining compliance by February 28, 2023. The Company’s receipt of the Letter does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission. The Company is actively engaged in discussions with the Exchange and is developing plans to regain compliance with the NYSE American’s continued listing standards within the cure period, including the reverse stock split.

Item 8.01 Other Events

On September 2, 2022, the Company issued a press release disclosing receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated in this Item 8.01 by reference.

In light of the Letter, the Company is also amending the risk factors previously disclosed in Item 1A of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the Securities and Exchange Commission on August 15, 2022, by amending and restating the risk factor titled “If we fail to comply with the continued listing standards of the NYSE American, our common stock could be delisted. If it is delisted, the market value and the liquidity of our common stock would be impacted.” to the following:

We are subject to the continued listing requirements of the NYSE American. If we are unable to comply with such requirements, our common stock would be delisted from the NYSE American, which would limit investors’ ability to effect transactions in our common stock and subject us to additional trading restrictions.

Shares of our common stock are currently listed on the NYSE American. In order to maintain our listing, we must maintain certain share prices, financial and share distribution targets, including maintaining a minimum amount of stockholders’ equity and a minimum number of public stockholders. In addition to these objective standards, the NYSE American may delist the securities of any issuer if, in its opinion, the issuer’s financial condition and/or operating results appear unsatisfactory; if it appears that the extent of public distribution or the aggregate market value of the security has become so reduced as to make continued listing on the NYSE American inadvisable; if the issuer sells or disposes of principal operating assets or ceases to be an operating company; if an issuer fails to comply with the NYSE American’s listing requirements; if an issuer’s common stock sells at what the NYSE American considers a “low selling price” (generally trading below $0.20 per share for an extended period of time); or if any other event occurs or any condition exists which makes continued listing on the NYSE American, in its opinion, inadvisable. On August 31, 2022, we received a deficiency letter from the NYSE American indicating that we are not in compliance with Section 1003(f)(v) of the NYSE American Company Guide, because shares of our common stock have been selling for a low price per share for a substantial period time. If we fail to regain compliance with the NYSE American continued listing standards by February 28, 2023, the NYSE American will commence delisting proceedings.

If the NYSE American delists our shares of common stock from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our common stock would qualify to be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●

a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our shares of common stock are listed on the NYSE American, our shares of common stock qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. If we were no longer listed on the NYSE American, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

10.1	At Market Issuance Sales Agreement by and between the Company and Ladenburg Thalmann & Co. Inc.

99.1	Press release dated September 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: September 2, 2022	By:	/s/ Brian Conn
Brian Conn
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)